Exhibit 99.2

LXP
LEXINGTON
REALTY TRUST

Quarterly Supplemental Information
Second Quarter 2021

LEXINGTON REALTY TRUST

TABLE OF CONTENTS
June 30, 2021

	PAGE		PAGE

SUMMARY / HIGHLIGHTS	3	TENANT DATA
		TOP 15 TENANTS	21
FINANCIAL DATA		QUARTERLY LEASING SUMMARY	22
CONSOLIDATED BALANCE SHEETS	4	LEASE ROLLOVER SCHEDULES	23
CONSOLIDATED STATEMENTS OF OPERATIONS	5	PROPERTY LEASES AND VACANCIES	25
NON-GAAP FINANCIAL DATA	6
SELECT CREDIT METRICS SUMMARY	10	DEBT
OTHER FINANCIAL DATA	11	MORTGAGES AND NOTES PAYABLE	36
		DEBT MATURITY SCHEDULE	38
CAPITAL DEPLOYMENT / RECYCLING		DEBT COVENANTS	39
QUARTERLY INVESTMENTS / CAPITAL RECYCLING	12
DEVELOPMENT SUMMARY	13	COMPONENTS OF NET ASSET VALUE	40
CAPITAL EXPENDITURES AND LEASING COSTS	14
		NON-GAAP MEASURES DEFINITIONS	41
PORTFOLIO DATA
PORTFOLIO DATA	15	INVESTOR INFORMATION	45
SAME STORE DATA	16
PORTFOLIO DETAIL BY ASSET CLASS	17
PORTFOLIO COMPOSITION	18
INDUSTRIAL MARKETS AND INDUSTRIES	19
INDUSTRIAL PORTFOLIO DETAIL	20

This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”), which may cause actual results, performance or achievements of Lexington and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, risks related to: (1) the potential adverse impact on Lexington or its tenants from the novel coronavirus (COVID-19), (2) the authorization of Lexington’s Board of Trustees of future dividend declarations, (3) the successful consummation of any lease, acquisition, build-to-suit, development project, disposition, financing or other transaction on the terms described herein or at all, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to revise those forward-looking statements to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.

LEXINGTON REALTY TRUST

SUMMARY / HIGHLIGHTS

June 30, 2021

Lexington is a real estate investment trust (“REIT”) focused on single-tenant industrial real estate investments. Lexington has been a publicly traded REIT since 1993 (NYSE: LXP). Lexington’s investment strategy is focused on the acquisition and development of high quality and well-located industrial warehouse and distribution facilities. Lexington currently pays an annualized dividend of $0.43 per common share.

Quarterly Highlights	Portfolio Statistics

- Net Income - $0.26 per diluted common share	# of Properties:	136

- Adjusted Company FFO - $0.18 per diluted common share	# of States:	28

- Completed 1.1 million square feet of new leases and lease extensions	Square Footage:	56.5 million

- Acquired seven warehouse/distribution properties for an aggregate cost of $205.5 million	On-going Development Projects:	6

- Commenced development of a 1.1 million square foot warehouse/distribution property in the Indianapolis, Indiana market	Stabilized Portfolio % Leased:	97.8%

- Invested an aggregate of $23.7 million in six on-going development projects	# of Leases:	159

- Disposed of three properties for an aggregate gross disposition price of $125.3 million	% Industrial:	93.9%

- Net Debt to Adjusted EBITDA ratio was 4.9x at quarter end	Weighted-Average Lease Term (Cash Basis):	7.0 years

	Weighted-Average Age:	11.5 years

LEXINGTON REALTY TRUST

CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	June 30, 2021	December 31, 2020
Assets:
Real estate, at cost	$3,630,488	$3,514,564
Real estate - intangible assets	404,875	409,293
Investments in real estate under construction	116,207	75,906
Real estate, gross	4,151,570	3,999,763
Less: accumulated depreciation and amortization	886,900	884,465
Real estate, net	3,264,670	3,115,298
Assets held for sale	20,271	16,530
Right-of-use assets, net	30,007	31,423
Cash and cash equivalents	196,383	178,795
Restricted cash	729	626
Investments in non-consolidated entities	54,057	56,464
Deferred expenses, net	12,189	15,901
Rent receivable - current	2,160	2,899
Rent receivable - deferred	67,200	66,959
Other assets	13,587	8,331
Total assets	$3,661,253	$3,493,226

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$129,012	$136,529
Revolving credit facility borrowings	125,000	-
Term loan payable, net	298,195	297,943
Senior notes payable, net	779,939	779,275
Trust preferred securities, net	127,545	127,495
Dividends payable	33,465	35,401
Liabilities held for sale	1,271	790
Operating lease liabilities	30,946	32,515
Accounts payable and other liabilities	51,363	55,208
Accrued interest payable	5,713	6,334
Deferred revenue - including below market leases, net	16,023	17,264
Prepaid rent	11,412	13,335
Total liabilities	1,609,884	1,502,089

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 277,660,102 and 277,152,450 shares issued and outstanding in 2021 and 2020, respectively	28	28
Additional paid-in-capital	3,195,040	3,196,315
Accumulated distributions in excess of net income	(1,250,735)	(1,301,726)
Accumulated other comprehensive loss	(12,041)	(17,963)
Total shareholders’ equity	2,026,308	1,970,670
Noncontrolling interests	25,061	20,467
Total equity	2,051,369	1,991,137
Total liabilities and equity	$3,661,253	$3,493,226

LEXINGTON REALTY TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ending June 30,		Six months ending June 30,
	2021	2020	2021	2020
Gross revenues:
Rental revenue	$80,572	$81,094	$172,217	$159,829
Other revenue	969	698	1,881	2,790
Total gross revenues	81,541	81,792	174,098	162,619
Expenses applicable to revenues:
Depreciation and amortization	(43,044)	(39,805)	(85,220)	(80,314)
Property operating	(11,626)	(10,276)	(22,560)	(20,552)
General and administrative	(7,912)	(7,555)	(16,332)	(15,380)
Non-operating income	4	84	481	274
Interest and amortization expense	(11,474)	(14,166)	(22,960)	(28,961)
Debt satisfaction gains, net	-	-	-	1,393
Impairment charges	-	(1,617)	-	(1,617)
Gains on sales of properties	66,726	11,193	88,645	20,998
Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities	74,215	19,650	116,152	38,460
Provision for income taxes	(344)	(422)	(716)	(1,075)
Equity in earnings (losses) of non-consolidated entities	(84)	(97)	(174)	166
Net income	73,787	19,131	115,262	37,551
Less net income attributable to noncontrolling interests	(1,109)	(265)	(1,542)	(531)
Net income attributable to Lexington Realty Trust shareholders	72,678	18,866	113,720	37,020
Dividends attributable to preferred shares - Series C	(1,573)	(1,573)	(3,145)	(3,145)
Allocation to participating securities	(105)	(39)	(178)	(85)
Net income attributable to common shareholders	$71,000	$17,254	$110,397	$33,790

Net income attributable to common shareholders - per common share basic	$0.26	$0.07	$0.40	$0.13
Weighted-average common shares outstanding - basic	275,568,868	264,785,583	275,493,019	258,911,872

Net income attributable to common shareholders - per common share diluted	$0.26	$0.06	$0.40	$0.13
Weighted-average common shares outstanding - diluted	277,466,056	269,088,631	276,834,089	263,217,352

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA

(Unaudited and in thousands, except share and per share data)

	Three months ending June 30,		Six months ending June 30,
	2021	2020	2021	2020
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income attributable to common shareholders	$71,000	$17,254	$110,397	$33,790
Adjustments:
Depreciation and amortization	42,312	39,030	83,790	78,747
Impairment charges - real estate	-	1,617	-	1,617
Noncontrolling interest - OP units	912	77	1,151	184
Amortization of leasing commissions	732	775	1,430	1,567
Joint venture and noncontrolling interest adjustment	2,114	2,155	4,229	4,369
Gain on sales of properties, including non-consolidated entities	(66,726)	(11,193)	(88,645)	(21,547)
FFO available to common shareholders and unitholders - basic	50,344	49,715	112,352	98,727
Preferred dividends	1,573	1,573	3,145	3,145
Amount allocated to participating securities	105	39	178	85
FFO available to common equityholders and unitholders - diluted	52,022	51,327	115,675	101,957
Transaction costs	130	59	141	80
Debt satisfaction gains, net, including non-consolidated entities	-	-	-	(1,372)
Adjusted Company FFO available to all equityholders and unitholders - diluted	$52,152	$51,386	$115,816	$100,665

Per Common Share and Unit Amounts:
Basic:
FFO	$0.18	$0.19	$0.40	$0.38

Diluted:
FFO	$0.18	$0.19	$0.41	$0.38
Adjusted Company FFO	$0.18	$0.19	$0.41	$0.38

Weighted-Average Common Shares:
Basic:
Weighted-average common shares outstanding - basic EPS	275,568,868	264,785,583	275,493,019	258,911,872
Operating partnership units (1)	2,793,718	3,092,807	2,822,907	3,120,464
Weighted-average common shares outstanding - basic FFO	278,362,586	267,878,390	278,315,926	262,032,336

Diluted:
Weighted-average common shares outstanding - diluted. EPS	277,466,056	269,088,631	276,834,089	263,217,352
Unvested share-based payments awards	44,489	14,028	26,808	19,272
Operating partnership units (1)	2,793,718	-	2,822,907	-
Preferred shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	285,014,833	273,813,229	284,394,374	267,947,194

(1) Includes OP units other than OP units held by Lexington.

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA (CONTINUED)

(Unaudited and in thousands)

	Three months ending June 30,		Six months ending June 30,
	2021	2020	2021	2020
Adjusted Company FFO available to all equityholders and unitholders - diluted	$52,152	$51,386	$115,816	$100,665

FUNDS AVAILABLE FOR DISTRIBUTION
Adjustments:
Straight-line adjustments	(2,930)	(4,810)	(4,950)	(6,229)
Lease incentives	194	249	413	518
Amortization of above/below market leases	(437)	(380)	(897)	(675)
Lease termination payments, net	(661)	(211)	1,543	281
Non-cash interest, net	114	360	241	788
Non-cash charges, net	1,811	1,663	3,575	3,321
Second generation tenant improvements	(716)	(5,630)	(735)	(7,122)
Second generation lease costs	(822)	(468)	(3,054)	(4,419)
Joint venture and non-controlling interest adjustment	46	(73)	(127)	(184)
Company Funds Available for Distribution	$48,751	$42,086	$111,825	$86,944

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA (CONTINUED)

($000)

Net Operating Income (“NOI”):

	Six months ending June 30,
	2021	2020
Net income	$115,262	$37,551

Interest and amortization expense	22,960	28,961
Provision for income taxes	716	1,075
Depreciation and amortization	85,220	80,314
General and administrative	16,332	15,380
Transaction costs	141	80
Non-operating/advisory fee income	(1,974)	(2,593)
Gains on sales of properties	(88,645)	(20,998)
Impairment charges	-	1,617
Debt satisfaction gains, net	-	(1,393)
Equity in (earnings) losses of non-consolidated entities	174	(166)
Lease termination income	(11,827)	(439)
Straight-line adjustments	(4,950)	(6,229)
Lease incentives	413	518
Amortization of above/below market leases	(897)	(675)

NOI	132,925	133,003

Less NOI:
Acquisitions and dispositions	(20,788)	(21,900)

Same-Store NOI	$112,137	$111,103

LEXINGTON REALTY TRUST

NON-GAAP FINANCIAL DATA (CONTINUED)
($000)

Adjusted EBITDA:

	6/30/2021	3/31/2021	12/31/2020	9/30/2020	Trailing 12 Months
Net income attributable to Lexington Realty Trust shareholders	$72,678	$41,042	$104,378	$41,904	$260,002
Interest and amortization expense	11,474	11,486	12,591	13,649	49,200
Provision for income taxes	344	372	223	286	1,225
Depreciation and amortization	43,044	42,176	40,723	40,555	166,498
Straight-line adjustments	(2,930)	(2,020)	(3,430)	(3,995)	(12,375)
Lease incentives	194	219	189	214	816
Amortization of above/below market leases	(437)	(460)	(470)	(435)	(1,802)
Gains on sales of properties	(66,726)	(21,919)	(97,163)	(20,878)	(206,686)
Impairment charges	-	-	6,668	6,175	12,843
Debt satisfaction gains, net	-	-	(2,502)	(17,557)	(20,059)
Non-cash charges, net	1,811	1,764	1,690	1,663	6,928

Pro-rata share adjustments:
Non-consolidated entities adjustment	2,854	2,839	2,925	2,825	11,443
Noncontrolling interests adjustment	923	252	617	1,485	3,277

Adjusted EBITDA	$63,229	$75,751	$66,439	$65,891	$271,310

LEXINGTON REALTY TRUST

SELECT CREDIT METRICS SUMMARY (1)

	12/31/2018	12/31/2019	12/31/2020	6/30/2021
Adjusted Company FFO Payout Ratio	74.0%	51.6%	55.6%	52.4%

Unencumbered Assets	$2.8 billion	$3.3 billion	$3.8 billion	$3.9 billion

Unencumbered NOI	71.5%	84.1%	89.3%	90.9%

(Debt + Preferred) / Gross Assets	40.3%	34.5%	32.5%	34.0%

Debt/Gross Assets	37.8%	32.1%	30.4%	31.9%

Secured Debt / Gross Assets	14.5%	9.6%	3.1%	2.8%

Net Debt / Adjusted EBITDA	4.7x	4.9x	4.8x	4.9x

(Net Debt + Preferred) / Adjusted EBITDA	5.0x	5.3x	5.1x	5.3x

Credit Facilities Availability (2)	$505.0 million	$600.0 million	$600.0 million	$475.0 million

Unsecured Debt / Unencumbered NOI	4.9x	4.6x	5.3x	5.8x

Footnotes
(1)	Lexington believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.
(2)	Subject to covenant compliance.

LEXINGTON REALTY TRUST

OTHER FINANCIAL DATA

6/30/2021

($000)

Rent Estimates for Current Assets

Year	Base Rent (1)	Cash Base Rent (1)	Difference
2021 - remaining	$138,563	$131,776	$(6,787)
2022	267,786	262,248	(5,538)

Balance Sheet
Other assets	$13,587

The components of other assets are:

Deposits	$4,347
Equipment	369
Prepaids	3,993
Other receivables	403
Deferred lease incentives	4,475

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$51,363

Accounts payable and accrued expenses	$17,483
CIP accruals and other	15,313
Taxes	213
Deferred lease costs	2,136
Deposits	3,969
Transaction costs	208
Derivative liability	12,041

Footnote
(1)	Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 6/30/2021, and (iii) no properties are sold or acquired after 6/30/2021.

LEXINGTON REALTY TRUST

QUARTERLY INVESTMENTS / CAPITAL RECYCLING SUMMARY

6/30/2021

PROPERTY ACQUISITIONS (1)

	Property Type	Market		Square Feet	Initial Basis ($000)	Month Closed	Primary Lease Expiration	Percent Leased
1	Warehouse/distribution	Houston	TX	233,190	$28,292	May	08/2028	100%
2	Warehouse/distribution	Houston	TX	402,648	37,686	May	12/2026	100%
3	Warehouse/distribution	Houston	TX	102,863	11,512	May	08/2024	100%
4	Warehouse/distribution	Cincinnati/Dayton	OH	194,936	18,674	June	06/2023	100%
5	Warehouse/distribution	Central Florida		510,484	48,593	June	N/A	0%
6	Warehouse/distribution	Greenville/Spartanburg	SC	396,073	36,903	June	09/2025	100%
7	Warehouse/distribution	Greenville/Spartanburg	SC	210,820	23,812	June	06/2026	62%

7	TOTAL PROPERTY INVESTMENTS			2,051,014	$205,472

Footnotes
(1)	A land parcel located in Hebron, OH was also purchased for $371 thousand.

CAPITAL RECYCLING

	Primary Tenant	Location		Property Type	Gross Disposition Price ($000)	Annualized Net Income ($000) (1)	Annualized NOI ($000)(1)	Month of Disposition	% Leased	Gross Disposition Price PSF
1	Michelin	Laurens	SC	Industrial	$40,100	$3,236	$3,589	May	100%	$34.45
2	United States of America	Herndon	VA	Office	44,936	1,831	2,833	May	100%	281.48
3	NJ Natural Gas	Wall	NJ	Office	40,299	2,116	4,233	May	100%	255.85

3	TOTAL PROPERTY DISPOSITIONS				$125,335	$7,183	$10,655

Footnotes
(1)	Generally, quarterly period prior to sale annualized.

LEXINGTON REALTY TRUST

DEVELOPMENT SUMMARY

6/30/2021

	Project (% owned)	Market	Estimated Sq. Ft.	Estimated Project Cost ($000)	GAAP Investment Balance as of 6/30/2021 ($000)(1)	Lexington Amount Funded as of 6/30/2021 ($000)	Estimated Building Completion Date	Approximate Lease Term (Yrs)	% Leased as of 6/30/2021
Consolidated

1	Fairburn (87%) (2)(3)	Atlanta, GA	910,000	$53,812	$47,501	$43,051	2Q 2021	TBD	0%
2	KeHE Distributors BTS (100%)	Phoenix, AZ	468,182	72,000	45,151	38,383	3Q 2021	15	100%
3	Ocala (80%)(2)	Central Florida	1,085,280	80,900	15,014	10,729	1Q 2022	TBD	0%
4	Mt. Comfort (80%)(2)	Indianapolis, IN	1,053,360	60,300	8,541	5,739	2Q 2022	TBD	0%

4	Total Consolidated Development Projects			$267,012	$116,207	$97,902

Non - Consolidated

1	ETNA Park 70 (90%) (4)	Columbus, OH	TBD	TBD	$12,820	$13,261	TBD	TBD	0%
2	ETNA Park 70 East (90%) (4)	Columbus, OH	TBD	TBD	7,844	8,019	TBD	TBD	0%

2	Total Non-Consolidated Development Projects				$20,664	$21,280

6	Total Development Projects				$136,871	$119,182

Footnotes
(1)	GAAP investment balance is in real estate under construction for consolidated projects and in investments in non-consolidated entities for non-consolidated projects.
(2)	Estimated project cost includes estimated tenant improvements and lease costs and excludes potential developer partner promote.
(3)	Base building substantially completed during the second quarter of 2021. Property not in service.
(4)	Plans and specifications have not been completed and the square footage, project cost and completion date cannot be determined.

LEXINGTON REALTY TRUST

CAPITAL EXPENDITURES AND LEASING COSTS (1)

6/30/2021

($000)

	Six months ending June 30,
	2021	2020
Second Generation Costs
Tenant Improvements
Industrial	$319	$7,063
Office/Other	416	59
Total Second Generation Tenant Improvements	$735	$7,122
Leasing Costs
Industrial	$2,424	$661
Office/Other	630	3,758
Total Second Generation Leasing Costs	$3,054	$4,419
Total Second Generation Costs	$3,789	$11,541

Building Improvements
Industrial	$1,758	$1,341
Office/Other	425	813
Total Building Improvements	$2,183	$2,154

Total Capital Expenditures and Leasing Costs	$5,972	$13,695

Footnote
(1)	Consolidated costs on a cash basis. Leasing costs includes payments for lease incentives, if any.

LEXINGTON REALTY TRUST

PORTFOLIO DATA

6/30/2021

($000)

	Base Rent
Asset Class	Six months ended
		6/30/2021	6/30/2020
	6/30/2021 (1)	Percentage	Percentage
Industrial	$123,564	90.2%	80.2%
Office/Other	13,462	9.8%	19.8%
	$137,026	100.0%	100.0%

	Base Rent
Credit Ratings (2)	Six months ended
		6/30/2021	6/30/2020
	6/30/2021 (1)	Percentage	Percentage
Investment Grade	$66,552	48.6%	52.2%
Non-Investment Grade	25,397	18.5%	21.4%
Unrated	45,077	32.9%	26.4%
	$137,026	100.0%	100.0%

Weighted-Average Lease Term - Cash Basis	As of 6/30/2021	As of 6/30/2020
	7.0 years	8.1 years

Lease Escalation Data (3)

Footnotes
(1)	Six months ended 6/30/2021 Base Rent recognized for consolidated properties owned as of 6/30/2021.
(2)	Credit ratings are based upon either tenant, guarantor or parent/ultimate parent.
(3)	Based on six months consolidated Cash Base Rents for single-tenant leases (properties greater than 50% leased to a single tenant) owned as of 6/30/2021. Excludes parking operations and rents from prior tenants.

LEXINGTON REALTY TRUST

SAME STORE DATA

6/30/2021

($000)

Same-Store NOI (1)			Same-Store NOI by Components (1)

	Consolidated		Industrial		Office/Other
	Six months ended June 30,		Six months ended June 30,		Six months ended June 30,
	2021	2020	2021	2020	2021	2020
Total Cash Base Rent	$114,918	$114,080	$100,852	$99,513	$14,066	$14,567
Tenant Reimbursements	14,144	13,120	10,430	9,709	3,714	3,411
Property Operating Expenses	(16,925)	(16,097)	(12,069)	(11,627)	(4,856)	(4,470)
Same-Store NOI	$112,137	$111,103	$99,213	$97,595	$12,924	$13,508

Change in Same-Store NOI(2)	0.9%		1.7%		-4.3%

Same-Store Statistics (3)			Same-Store Statistics by Components (3)

	Consolidated		Industrial		Office/Other
	As of 6/30/2021	As of 6/30/2020	As of 6/30/2021	As of 6/30/2020	As of 6/30/2021	As of 6/30/2020
Same-Store # of Properties	109	109	94	94	15	15

Same-Store Percent Leased	97.4%	99.3%	97.6%	99.4%	93.0%	97.0%

Footnotes
(1)	NOI is on a consolidated cash basis excluding properties acquired and sold in 2021 and 2020.
(2)	Excluding single-tenant, full building vacancies same-store NOI growth was 2.1% consolidated and 3.0% industrial.
(3)	At June 30, 2021, excludes properties acquired or sold in 2021 and 2020.

LEXINGTON REALTY TRUST

PORTFOLIO DETAIL BY ASSET CLASS

6/30/2021

($000, except square footage)

Asset Class	YE 2018 (1)	YE 2019	YE 2020	6/30/2021
Industrial
% of Cost (2)	71.2%	81.5%	90.8%	93.9%
% of ABR (3)	65.4%	75.5%	86.3%	90.2%
% Leased (4)	96.3%	97.9%	98.7%	98.0%
Wtd. Avg. Lease Term (5)	9.7	8.3	7.4	7.1
Mortgage Debt	$206,006	$109,939	$105,419	$103,092
% Investment Grade (3)	31.6%	45.9%	50.8%	51.2%
Square Feet	41,447,962	48,742,014	53,938,155	54,890,872

Office/Other
% of Cost (2)	28.8%	18.5%	9.2%	6.1%
% of ABR (3)(6)	34.6%	24.5%	13.7%	9.8%
% Leased	87.1%	85.8%	89.3%	93.0%
Wtd. Avg. Lease Term (5)	7.2	8.5	7.2	5.9
Mortgage Debt	$369,508	$283,933	$32,993	$27,644
% Investment Grade (3)	53.2%	57.3%	42.0%	24.8%
Square Feet	6,111,588	3,876,294	2,171,633	1,567,925

Construction in progress (7)	$1,840	$15,208	$79,022	$118,724

Footnotes
(1)	Certain amounts reclassified to reflect the current presentation.
(2)	Based on gross book value of real estate assets; excludes held for sale assets.
(3)	Percentage of Base Rent, for consolidated properties owned as of each respective period.
(4)	2021 is for Stabilized Portfolio.
(5)	Cash basis.
(6)	YE 2018 excludes the acceleration of below-market lease intangible accretion on one asset subsequently sold.
(7)	Includes development classified as real estate under construction on a consolidated basis and capital expenditure for our operating properties.

LEXINGTON REALTY TRUST

PORTFOLIO COMPOSITION

6/30/2021

As a Percent of Gross Book Value (1)

Portfolio Composition(2)

Footnotes
(1)	Based on gross book value of real estate assets as of 6/30/2021, excludes held for sale assets.
(2)	Based on gross book value of real estate assets as of 6/30/2021, 12/31/2020, 12/31/2019, 12/31/2018 and 12/31/2017, as applicable and excludes held for sale assets.

LEXINGTON REALTY TRUST

INDUSTRIAL MARKETS AND INDUSTRIES

6/30/2021

Markets (1)	Percent of Base Rent as of 6/30/2021 (2)
Memphis, TN	7.8%
Houston, TX	6.7%
Dallas/Ft Worth, TX	5.8%
Atlanta, GA	5.6%
Greenville/Spartanburg, SC	5.3%
Phoenix, AZ	5.3%
Cincinnati/Dayton, OH	5.1%
Chicago, IL	5.1%
Nashville, TN	4.5%
Detroit, MI	4.1%
Savannah, GA	2.7%
Jackson, MS	2.5%
St. Louis, MO	2.5%
Indianapolis, IN	2.4%
DC/Baltimore, MD	2.3%
Central Florida	2.2%
New York/New Jersey	2.1%
Cleveland, OH	2.0%
Charlotte, NC	1.9%
Columbus, OH	1.9%
Total Industrial Portfolio Concentration (3)	77.9%
Industries	Percent of Base Rent as of 6/30/2021 (2)
Consumer Products	23.6%
Automotive	19.4%
Food	15.8%
E-Commerce	14.4%
Transportation/Logistics	10.5%
Construction/Materials	8.7%
Apparel	2.3%
Specialty	1.6%
Technology	1.2%
Aerospace/Defense	1.1%
Retail Department	0.7%
Printing/Production	0.5%
Other	0.2%

Total Industrial Portfolio Concentration (3)	100.0%

Footnotes
(1)	Based on CoStar.com inventory data.
(2)	Six months ended 6/30/2021 Base Rent recognized for consolidated industrial properties owned as of 6/30/2021.
(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST

INDUSTRIAL PORTFOLIO DETAIL(1)

6/30/2021

	Warehouse/ Distribution	Cold Storage	Heavy Manufacturing	Light Manufacturing
# of Properties	95	4	13	9

Square Feet	46,917,657	925,616	4,751,345	2,296,254

% of Industrial Base Rent(2)	81%	5%	8%	6%

Weighted-Average Age (Years)(3)	9.2	9.0	26.4	21.2

Weighted-Average Cash Base Rent per SF(4)	$4.27	$12.72	$4.39	$5.92

Weighted-Average Lease Term (Cash Basis - Years)	6.7	10.6	6.3	10.2

Average Annual Rent Escalation(5)	2.4%	1.4%	1.9%	3.4%

Average Building Size (SF)	493,870	231,404	365,488	255,139

Average Clear Height (Feet)(6)	32.6	36.9	35.4	28.1

% Top 25 Markets(7)	69.4%	79.2%	37.5%	37.6%

% Top 50 Markets(7)	88.3%	100.0%	49.1%	49.7%

Footnotes
(1)	For industrial properties owned as of 6/30/2021.
(2)	Percent of Base Rent for consolidated industrial properties owned as of 6/30/2021.
(3)	Weighting based on square footage.
(4)	Excludes vacant square footage.
(5)	Based on Cash Base Rents for single-tenant leases (properties greater than 50% leased to a single tenant) owned as of 6/30/2021. Excludes rents from prior tenants.
(6)	Based on internal and external sources.
(7)	Percent of Base Rent based upon CoStar.com inventory data.

LEXINGTON REALTY TRUST

TOP 15 TENANTS

6/30/2021

Tenants (1)	Property Type	Lease Expirations	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)(3)	Base Rent as of 6/30/2021 ($000)	Percent of Base Rent as of 6/30/2021 ($000) (2)(4)
Amazon	Industrial	2026-2033	5	3,334,331	6.1%	$8,482	6.2%
Nissan	Industrial	2027	2	2,971,000	5.4%	6,380	4.7%
Dana	Industrial	2021-2033	7	2,053,359	3.8%	5,135	3.8%
Kellogg	Industrial	2027-2029	3	2,801,916	5.1%	4,866	3.6%
Undisclosed (5)	Industrial	2031-2035	3	1,090,383	2.0%	3,570	2.6%
Watco	Industrial	2038	1	132,449	0.2%	3,386	2.5%
Xerox	Office	2023	1	202,000	0.4%	3,321	2.4%
FedEx	Industrial	2023 & 2028	2	292,021	0.5%	2,860	2.1%
Wal-Mart	Industrial	2024 & 2027	2	1,335,673	2.4%	2,809	2.1%
Undisclosed (5)	Industrial	2034	1	1,318,680	2.4%	2,772	2.0%
Morgan Lewis (6)	Office	2024	1	289,432	0.5%	2,534	1.9%
Unis	Industrial	2023-2027	3	1,005,575	1.8%	2,274	1.7%
Mars Wrigley	Industrial	2025	1	604,852	1.1%	2,203	1.6%
Asics	Industrial	2030	1	855,878	1.6%	2,194	1.6%
Spitzer	Industrial	2035	2	449,895	0.8%	2,172	1.6%

			35	18,737,444	34.3%	$54,958	40.4%

Footnotes
(1)	Tenant, guarantor or parent.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Excludes vacant square feet.
(4)	Six months ended 6/30/2021 Base Rent recognized for consolidated properties owned as of 6/30/2021, excluding rent from prior tenants.
(5)	Lease restricts certain disclosures.
(6)	Includes parking operations.

LEXINGTON REALTY TRUST

QUARTERLY LEASING SUMMARY

6/30/2021

LEASE EXTENSIONS

	Tenant/Guarantor (1)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	Prior Base Rent Per Annum ($000)	New Cash Base Rent Per Annum ($000)(2)	Prior Cash Base Rent Per Annum ($000)
	Industrial
1	Rubbermaid	Lumberton	NC	11/2021	11/2026	423,280	$1,672	$1,356	$1,630	$1,501
2	Teasdale	Carrollton	TX	12/2033	06/2035	298,653	1,279	1,197	1,473	1,429
3	Dana	Crossville	TN	09/2026	09/2033	222,200	670	578	690	578
4	Undisclosed (3)	Duncan	SC	04/2025	10/2026	177,320	962	937	1,018	991

4	Total Industrial Lease Extensions					1,121,453	$4,583	$4,068	$4,811	$4,499
	Office/Multi-tenant
1	N/A	Arlington	TX	11/2021	11/2023	4,979	$95	$95	$95	$95
2	N/A	Philadelphia	PA	03/2021	03/2022	1,220	38	62	38	62
2	Total Office Lease Extensions					6,199	$133	$157	$133	$157

6	TOTAL EXTENDED LEASES					1,127,652	$4,716	$4,225	$4,944	$4,656

NEW LEASES

	Tenant/Guarantor (1)	Location		Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	New Cash Base Rent Per Annum ($000)(2)
	Industrial / Multi-tenant Industrial
1	Southerland	Antioch	TN	06/2031	17,772	$78	$70
1	TOTAL NEW LEASES				17,772	$78	$70

7	TOTAL NEW AND EXTENDED LEASES				1,145,424	$4,794	$5,014

Footnotes
(1)	Leases greater than 10,000 square feet.
(2)	Assumes twelve months rent from the later of 7/1/2021 or lease commencement/extension, excluding free rent periods as applicable.
(3)	Lease restricts certain disclosures.

LEXINGTON REALTY TRUST

LEASE ROLLOVER SCHEDULE - INDUSTRIAL

6/30/2021

($000)

Year	Number of Leases Expiring	Base Rent as of 6/30/2021	Percent of Base Rent as of 6/30/2021	Percent of Base Rent as of 6/30/2020
2021 - remaining	6	$3,309	2.7%	3.1%
2022	5	1,976	1.6%	1.0%
2023	9	4,979	4.1%	4.2%
2024	22	14,784	12.1%	9.6%
2025	17	11,874	9.7%	10.2%
2026	18	10,769	8.8%	8.9%
2027	10	15,310	12.5%	12.8%
2028	7	6,276	5.1%	5.2%
2029	6	8,348	6.8%	6.7%
2030	9	13,259	10.8%	9.6%
Thereafter	25	31,745	25.9%	23.3%

Total (1)	134	$122,629	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST

LEASE ROLLOVER SCHEDULE - OFFICE/OTHER

6/30/2021

($000)

Year	Number of Leases Expiring	Base Rent as of 6/30/2021	Percent of Base Rent as of 6/30/2021	Percent of Base Rent as of 6/30/2020
2021 - remaining	2	$528	4.0%	2.0%
2022	3	687	5.3%	6.7%
2023	4	3,566	27.3%	13.2%
2024	6	4,856	37.2%	16.6%
2025	4	1,027	7.9%	6.7%
2026	1	112	0.9%	0.0%
2027	1	-	0.0%	0.2%
2028	0	-	0.0%	0.0%
2029	0	-	0.0%	1.6%
2030	0	-	0.0%	1.8%
Thereafter	4	2,284	17.5%	46.4%

Total (1)	25	$13,060	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
PROPERTY LEASES AND VACANCIES - 6/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 6/30/2021 ($000) (3)	Cash Base Rent as of 6/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
SINGLE TENANT
	WAREHOUSE/DISTRIBUTION
2021	7/31/2021	Memphis, TN	11624 S. Distribution Cv.	Olive Branch	MS	14	1,170,218	1,894	1,785
	10/25/2021	West Michigan	6938 Elm Valley Dr.	Kalamazoo	MI	--	150,945	944	1,014
	12/31/2021	Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	42,264	106	106
		Chicago, IL	3686 South Central Ave.	Rockford	IL	--	93,000	165	165
2022	2/28/2022	Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	23,270	62	62
	3/31/2022	Shreveport/Bossier City, LA	5417 Campus Dr.	Shreveport	LA	--	257,849	671	702
		Columbus, OH	200 Arrowhead Dr.	Hebron	OH	--	400,522	467	467
		Columbus, OH	191 Arrowhead Dr.	Hebron	OH	--	250,410	292	292
2023	2/28/2023	Central Florida	3102 Queen Palm Dr.	Tampa	FL	--	229,605	576	597
	5/31/2023	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	151,691	292	291
	6/30/2023	Cincinnati/Dayton, OH	575-599 Gateway Blvd.	Monroe	OH	--	194,936	47	45
	8/31/2023	Houston, TX	10535 Red Bluff Rd.	Pasadena	TX	--	257,835	615	600
		Dallas/Ft Worth, TX	3737 Duncanville Rd.	Dallas	TX	--	510,400	857	850
	10/31/2023	Atlanta, GA	493 Westridge Pkwy.	McDonough	GA	--	676,000	1,016	1,012
	12/31/2023	Cincinnati/Dayton, OH	675 Gateway Blvd.	Monroe	OH	15	143,664	355	351
		Shreveport/Bossier City, LA	5001 Greenwood Rd.	Shreveport	LA	--	646,000	854	854
2024	1/31/2024	Greenville/Spartanburg, SC	70 Tyger River Dr.	Duncan	SC	--	408,000	1,000	995
		Indianapolis, IN	1285 W. State Road 32	Lebanon	IN	--	741,880	1,140	1,235
		Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	118,211	247	246
	3/31/2024	Cleveland, TN	1520 Lauderdale Memorial Hwy.	Cleveland	TN	--	851,370	1,329	1,354
		Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	53,240	119	129
		Columbus, OH	2155 Rohr Rd	Lockbourne	OH	--	320,190	423	407
	4/30/2024	Memphis, TN	11555 Silo Dr.	Olive Branch	MS	--	927,742	1,428	1,448
	5/31/2024	Atlanta, GA	7225 Goodson Rd.	Union City	GA	--	370,000	721	706

LEXINGTON REALTY TRUST
PROPERTY LEASES AND VACANCIES - 6/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 6/30/2021 ($000) (3)	Cash Base Rent as of 6/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2024	7/31/2024	Greenville/Spartanburg, SC	5795 North Blackstock Rd.	Spartanburg	SC	--	341,660	836	844
		Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	75,320	193	193
	8/31/2024	Houston, TX	9701 New Decade Drive	Pasadena	TX	--	102,863	71	44
	9/30/2024	Indianapolis, IN	1621 Veterans Memorial Pkwy. E	Lafayette	IN	--	309,400	607	602
		Memphis, TN	3820 Micro Dr.	Millington	TN	--	701,819	952	937
	10/31/2024	Dallas/Ft Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	58,202	115	120
		Dallas/Ft Worth, TX	17505 Interstate Hwy 35W	Northlake	TX	--	500,556	1,134	1,091
	11/30/2024	DC/Baltimore, MD	150 Mercury Way	Winchester	VA	--	324,535	858	819
	12/31/2024	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	95,832	210	191
		Chicago, IL	749 Southrock Dr.	Rockford	IL	--	150,000	319	315
2025	4/30/2025	Houston, TX	10565 Red Bluff Rd.	Pasadena	TX	--	248,240	619	596
	5/31/2025	Atlanta, GA	7875 White Road SW	Austell	GA	--	604,852	2,203	2,124
	6/30/2025	Savannah, GA	1319 Dean Forest Rd.	Savannah	GA	--	355,527	903	844
	7/31/2025	Indianapolis, IN	5352 Performance Way	Whitestown	IN	--	380,000	639	631
		Cleveland, OH	7005 Cochran Rd.	Glenwillow	OH	--	458,000	1,031	1,082
	8/31/2025	Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	85,232	191	181
		Savannah, GA	1315 Dean Forest Rd.	Savannah	GA	--	88,503	263	254
	9/30/2025	Greenville/Spartanburg, SC	7870 Reidville Rd	Greer	SC	--	396,073	9	7
	12/31/2025	Phoenix, AZ	4445 N. 169th Ave.	Goodyear	AZ	--	160,140	503	492
		Minneapolis/St Paul, MN	1700 47th Ave North	Minneapolis	MN	--	18,620	303	303
2026	1/31/2026	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	120,680	299	298
	3/31/2026	Central Florida	2455 Premier Row	Orlando	FL	--	205,016	393	254
		Lewisburg, TN	633 Garrett Pkwy.	Lewisburg	TN	--	310,000	644	657
	4/30/2026	Phoenix, AZ	16811 W. Commerce Dr.	Goodyear	AZ	--	540,349	1,222	1,141
	6/30/2026	Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	136,495	298	298

LEXINGTON REALTY TRUST
PROPERTY LEASES AND VACANCIES - 6/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 6/30/2021 ($000) (3)	Cash Base Rent as of 6/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2026	6/30/2026	Columbus, OH	351 Chamber Drive	Chillicothe	OH	--	276,112	641	634
	7/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	270,252	717	664
	8/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	149,415	410	385
	9/30/2026	St. Louis, MO	3931 Lakeview Corporate Dr.	Edwardsville	IL	--	769,500	1,348	1,327
		Phoenix, AZ	9494 W. Buckeye Rd.	Tolleson	AZ	--	186,336	555	527
	10/31/2026	Greenville/Spartanburg, SC	235 Apple Valley Rd.	Duncan	SC	--	177,320	469	452
		Cleveland, OH	10345 Philipp Pkwy.	Streetsboro	OH	--	649,250	1,441	1,380
	11/30/2026	Erwin, NY	736 Addison Rd.	Erwin	NY	--	408,000	740	744
		Philadelphia, PA	250 Rittenhouse Cir.	Bristol	PA	--	241,977	573	614
	12/31/2026	Houston, TX	4600 Underwood Road	Deer Park	TX	--	402,648	199	-
2027	1/31/2027	Kansas City, MO	27200 West 157th St.	New Century	KS	--	446,500	620	566
	2/28/2027	Jackson, MS	554 Nissan Pkwy.	Canton	MS	--	1,466,000	3,100	3,102
	4/30/2027	Nashville, TN	200 Sam Griffin Rd.	Smyrna	TN	--	1,505,000	3,280	3,225
		San Antonio, TX	16407 Applewhite Rd.	San Antonio	TX	--	849,275	1,497	1,458
	6/30/2027	Dallas/Ft Worth, TX	1501 Nolan Ryan Expy.	Arlington	TX	--	74,739	203	208
	7/31/2027	Savannah, GA	335 Morgan Lakes Industrial Blvd.	Pooler	GA	--	499,500	1,040	1,024
	8/31/2027	Cincinnati/Dayton, OH	600 Gateway Blvd.	Monroe	OH	--	994,013	1,973	1,667
	9/30/2027	Memphis, TN	1550 Hwy 302	Byhalia	MS	--	615,600	1,219	1,228
	10/31/2027	Jackson, TN	201 James Lawrence Rd.	Jackson	TN	--	1,062,055	1,972	1,928
2028	1/31/2028	Atlanta, GA	490 Westridge Pkwy.	McDonough	GA	--	1,121,120	1,868	1,813
	3/31/2028	New York/New Jersey	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	--	140,330	2,568	2,564
	8/31/2028	Houston, TX	4100 Malone Drive	Pasadena	TX	--	233,190	183	166
		Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	63,840	77	-
2029	7/31/2029	Memphis, TN	8500 Nail Rd.	Olive Branch	MS	--	716,080	1,376	1,332
	8/31/2029	Dallas/Ft Worth, TX	8601 E. Sam Lee Ln.	Northlake	TX	--	1,214,526	2,139	1,980

LEXINGTON REALTY TRUST
PROPERTY LEASES AND VACANCIES - 6/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 6/30/2021 ($000) (3)	Cash Base Rent as of 6/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2029	9/30/2029	Chicago, IL	6225 E. Minooka Rd.	Minooka	IL	--	1,034,200	1,465	1,363
	11/30/2029	Chicago, IL	1460 Cargo Court	Minooka	IL	--	705,661	1,429	1,339
	12/31/2029	Chicago, IL	200 International Pkwy S	Minooka	IL	--	473,280	1,069	978
2030	1/31/2030	Dallas/Ft Worth, TX	3201 N. Houston School Rd.	Lancaster	TX	--	468,300	834	588
	3/31/2030	Memphis, TN	549 Wingo Rd.	Byhalia	MS	--	855,878	2,194	2,162
	5/31/2030	St. Louis, MO	4015 Lakeview Corporate Dr.	Edwardsville	IL	--	1,017,780	1,730	1,424
	6/30/2030	Dallas/Ft Worth, TX	1704 S. I-45	Hutchins	TX	--	120,960	308	281
		Richmond, VA	2601 Bermuda Hundred Rd.	Chester	VA	4	1,034,470	1,926	1,946
		Cincinnati/Dayton, OH	700 Gateway Blvd.	Monroe	OH	--	1,299,492	2,758	2,538
	8/31/2030	Central Florida	3400 NW 35th St.	Ocala	FL	--	617,055	1,507	1,373
	9/30/2030	Phoenix, AZ	255 143rd Ave.	Goodyear	AZ	--	801,424	2,000	1,839
2031	2/28/2031	Greenville/Spartanburg, SC	1021 Tyger Lake Rd.	Spartanburg	SC	--	213,200	521	360
		DC/Baltimore, MD	291 Park Center Dr.	Winchester	VA	--	344,700	861	757
	12/18/2031	DC/Baltimore, MD	80 Tyson Dr.	Winchester	VA	--	400,400	1,184	1,099
2032	4/30/2032	Houston, TX	13930 Pike Rd.	Missouri City	TX	--	-	1,062	1,031
	8/24/2032	Detroit, MI	16950 Pine Dr.	Romulus	MI	--	500,023	1,284	1,233
	10/31/2032	Portland, OR	27255 SW 95th Ave.	Wilsonville	OR	--	508,277	1,560	1,401
2033	3/31/2033	Phoenix, AZ	3405 S. McQueen Rd.	Chandler	AZ	--	201,784	2,249	2,003
2034	4/30/2034	Raleigh, NC	1133 Poplar Creek Rd.	Henderson	NC	--	147,448	274	81
	10/31/2034	Champaign-Urbana, IL	1001 Innovation Rd.	Rantoul	IL	--	813,126	2,098	1,957
	12/31/2034	Greenville/Spartanburg, SC	27 Inland Pkwy.	Greer	SC	--	1,318,680	2,772	1,582
2035	10/22/2035	Detroit, MI	2860 Clark St.	Detroit	MI	--	189,960	1,102	1,102
2036	5/31/2036	Charlotte, NC	671 Washburn Switch Rd.	Shelby	NC	--	673,425	1,393	1,283
2038	3/31/2038	Houston, TX	13901/14035 Industrial Rd.	Houston	TX	--	132,449	3,386	3,067
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - SINGLE TENANT						44,161,706	$97,609	$91,806

LEXINGTON REALTY TRUST
PROPERTY LEASES AND VACANCIES - 6/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 6/30/2021 ($000) (3)	Cash Base Rent as of 6/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
MULTI-TENANT / VACANCY (7)(8)
	WAREHOUSE/DISTRIBUTION
	Various	Nashville, TN	6050 Dana Way	Antioch	TN	6, 9 (100%)	672,213	1,094	852
	Vacancy	Charlotte, NC	2203 Sherrill Dr.	Statesville	NC	16	639,800	-	-
	Various	Boston, MA	121 Technology Dr.	Durham	NH	6, 9, 10 (9%)	500,500	690	1,305
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - MULTI-TENANT/VACANCY						1,812,513	$1,784	$2,157
WAREHOUSE/DISTRIBUTION - NOT STABILIZED (5)
2031	5/31/2031	Central Florida	5275 Dranefield Rd.	Lakeland	FL	--	117,440	284	77
	Various	Greenville/Spartanburg, SC	7820 Reidville Rd	Greer	SC	6 (62%)	210,820	4	2
	Vacancy	Central Florida	5275 Dranefield Rd.	Lakeland	FL	17	104,694	-	-
	Vacancy	Central Florida	3775 Fancy Farms Rd	Plant City	FL	--	510,484	-	-
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - NOT STABILIZED						943,438	$288	$79

	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL						46,917,657	$99,681	$94,042
SINGLE TENANT
	COLD STORAGE
2028	8/31/2028	Atlanta, GA	1420 Greenwood Rd.	McDonough	GA	--	296,972	1,085	1,097
2031	10/31/2031	Chicago, IL	1020 W. Airport Rd.	Romeoville	IL	--	188,166	1,836	1,779
2032	10/31/2032	Detroit, MI	26700 Bunert Rd.	Warren	MI	--	260,243	1,942	1,806
2034	9/30/2034	Las Vegas, NV	5625 North Sloan Ln.	North Las Vegas	NV	--	180,235	1,278	1,205

	COLD STORAGE INDUSTRIAL SUBTOTAL						925,616	$6,141	$5,887
SINGLE TENANT
	HEAVY MANUFACTURING
2023	12/31/2023	Nashville, TN	120 Southeast Pkwy. Dr.	Franklin	TN	--	289,330	367	367
2024	4/30/2024	Portland/South Portland, ME	113 Wells St.	North Berwick	ME	--	993,685	899	813
	10/31/2024	Detroit, MI	43955 Plymouth Oaks Blvd.	Plymouth	MI	--	311,612	796	793
2025	6/30/2025	Nashville, TN	301 Bill Bryan Blvd.	Hopkinsville	KY	--	424,904	844	844
		Elizabethtown-Fort Knox, KY	730 North Black Branch Rd.	Elizabethtown	KY	--	167,770	268	268

LEXINGTON REALTY TRUST
PROPERTY LEASES AND VACANCIES - 6/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 6/30/2021 ($000) (3)	Cash Base Rent as of 6/30/2021 ($000) (3)
INDUSTRIAL PROPERTIES
	HEAVY MANUFACTURING
2025	6/30/2025	Elizabethtown-Fort Knox, KY	750 North Black Branch Rd.	Elizabethtown	KY	--	539,592	1,419	1,419
		Owensboro, KY	4010 Airpark Dr.	Owensboro	KY	--	211,598	604	604
	7/14/2025	Charlotte, NC	590 Ecology Ln.	Chester	SC	--	420,597	929	1,225
	12/19/2025	Owensboro, KY	1901 Ragu Dr.	Owensboro	KY	11	443,380	941	966
2029	11/24/2029	Anniston-Oxford, AL	318 Pappy Dunn Blvd.	Anniston	AL	--	276,782	870	859
2033	9/30/2033	Crossville, TN	900 Industrial Blvd.	Crossville	TN	--	222,200	292	289
2035	3/31/2035	Houston, TX	13863 Industrial Rd.	Houston	TX	--	187,800	1,217	1,117
		Houston, TX	7007 F.M. 362 Rd.	Brookshire	TX	--	262,095	955	877

	HEAVY MANUFACTURING INDUSTRIAL SUBTOTAL						4,751,345	$10,401	$10,441
SINGLE TENANT
	LIGHT MANUFACTURING
2022	8/31/2022	Greenville/Spartanburg, SC	50 Tyger River Dr.	Duncan	SC	--	221,833	484	522
2024	5/31/2024	Bingen, WA	901 East Bingen Point Way	Bingen	WA	--	124,539	1,318	1,344
2026	11/30/2026	Lumberton, NC	2880 Kenny Biggs Rd.	Lumberton	NC	--	423,280	753	751
2027	12/31/2027	Cincinnati/Dayton, OH	10590 Hamilton Ave.	Cincinnati	OH	--	264,598	406	406
2028	9/30/2028	West Michigan	904 Industrial Rd.	Marshall	MI	--	246,508	407	385
2031	6/30/2031	Cincinnati/Dayton, OH	10000 Business Blvd.	Dry Ridge	KY	--	336,350	764	701
2035	6/30/2035	Dallas/Ft Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	298,653	651	529
2037	3/31/2037	Dallas/Ft Worth, TX	4005 E I-30	Grand Prairie	TX	--	215,000	936	824
2042	5/31/2042	Columbus, GA	4801 North Park Dr.	Opelika	AL	--	165,493	1,622	1,338

	LIGHT MANUFACTURING INDUSTRIAL SUBTOTAL						2,296,254	$7,341	$6,800
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						98.0% Leased (12)	54,890,872	$123,564	$117,170

LEXINGTON REALTY TRUST
PROPERTY LEASES AND VACANCIES - 6/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 6/30/2021 ($000) (3)	Cash Base Rent as of 6/30/2021 ($000) (3)
OFFICE PROPERTIES
SINGLE TENANT
2021	8/31/2021	Atlanta, GA	3500 North Loop Rd.	McDonough	GA	--	62,218	446	446
2022	1/31/2022	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	13	111,409	375	938
	3/31/2022	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	1,220	25	25
	7/31/2022	Tucson, AZ	1440 E 15th St.	Tucson	AZ	--	28,591	287	287
2023	9/30/2023	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	8,070	-	-
	11/30/2023	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	--	4,979	47	47
	12/14/2023	South Bay/San Jose, CA	3333 Coyote Hill Rd.	Palo Alto	CA	--	202,000	3,321	3,535
2024	1/31/2024	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	289,432	2,146	2,137
	2/14/2024	Florence, SC	1362 Celebration Blvd.	Florence	SC	--	32,000	287	305
	5/31/2024	Charlotte, NC	3476 Stateview Blvd.	Fort Mill	SC	--	169,083	1,007	1,016
		Charlotte, NC	3480 Stateview Blvd.	Fort Mill	SC	--	169,218	1,044	1,017
	9/30/2024	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	--	23,228	177	167
2025	2/28/2025	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	--	13,590	110	113
	5/31/2025	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	2,641	135	135
	6/30/2025	McAllen/Edinburg/Pharr, TX	3711 San Gabriel	Mission	TX	18	75,016	514	518
2027	1/31/2027	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	1,975	-	-
2031	11/30/2031	New York/New Jersey	4 Apollo Drive	Whippany	NJ	--	123,734	1,020	1,014
N/A	Vacancy	Dallas/Ft Worth, TX	1401 Nolan Ryan Expy.	Arlington	TX	--	8,602	-	-
		Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	699	-	-
	N/A	Philadelphia, PA	1701 Market St.	Philadelphia	PA	--	-	388	388

SINGLE TENANT OFFICE TOTAL							1,327,705	$11,329	$12,088

LEXINGTON REALTY TRUST
PROPERTY LEASES AND VACANCIES - 6/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 6/30/2021 ($000) (3)	Cash Base Rent as of 6/30/2021 ($000) (3)
OFFICE PROPERTIES
MULTI-TENANT / VACANCY (7)(8)
	Various	Baton Rouge, LA	4455 American Way	Baton Rouge	LA	6 (34%)	70,100	198	202
	Various	Phoenix, AZ	13430 North Black Canyon Fwy.	Phoenix	AZ	6 (61%)	138,940	671	758

MULTI-TENANT/VACANCY OFFICE TOTAL							209,040	$869	$960
OFFICE SUBTOTAL/WEIGHTED AVERAGE						92.9% Leased	1,536,745	$12,198	$13,048

LEXINGTON REALTY TRUST
PROPERTY LEASES AND VACANCIES - 6/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Base Rent as of 6/30/2021 ($000) (3)	Cash Base Rent as of 6/30/2021 ($000) (3)
OTHER PROPERTIES
SINGLE TENANT
SPECIALTY
2048	12/31/2048	DC/Baltimore, MD	30 Light St.	Baltimore	MD	--	-	155	155
2055	1/31/2055	Central Florida	499 Derbyshire Dr.	Venice	FL	18	31,180	954	709
2112	8/31/2112	DC/Baltimore, MD	201-215 N. Charles St.	Baltimore	MD	18	-	155	155

SINGLE TENANT OTHER TOTAL							31,180	$1,264	$1,019

OTHER SUBTOTAL/WEIGHTED AVERAGE						100% Leased	31,180	$1,264	$1,019

TOTAL OFFICE & OTHER/WEIGHTED AVERAGE						93.0% Leased	1,567,925	$13,462	$14,067

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.8% Leased (12)	56,458,797	$137,026	$131,237

LEXINGTON REALTY TRUST
PROPERTY LEASES AND VACANCIES - 6/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Base Rent as of 6/30/2021 ($000) (3)	Cash Base Rent as of 6/30/2021 ($000) (3)
NON-CONSOLIDATED PROPERTIES
NNN OFFICE JV PROPERTIES
2022	12/31/2022	Chicago, IL	231 N. Martingale Rd.	Schaumburg	IL	--	317,198	20%	2,299	2,427
2023	3/31/2023	Dallas/Ft Worth, TX	8900 Freeport Pkwy.	Irving	TX	--	268,445	20%	2,463	2,341
2025	3/14/2025	Dallas/Ft Worth, TX	601 & 701 Experian Pkwy.	Allen	TX	--	292,700	20%	1,620	1,537
	6/30/2025	Atlanta, GA	2500 Patrick Henry Pkwy.	McDonough	GA	--	111,911	20%	814	733
	12/31/2025	Dallas/Ft Worth, TX	4001 International Pkwy.	Carrollton	TX	--	138,443	20%	1,267	1,234
2026	3/31/2026	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	--	97,000	20%	672	618
	4/30/2026	Richmond, VA	800 East Canal St.	Richmond	VA	--	2,568	20%	32	32
2027	2/28/2027	Richmond, VA	800 East Canal St.	Richmond	VA	--	8,503	20%	106	78
	6/30/2027	Kansas City, MO	3902 Gene Field Rd.	St. Joseph	MO	--	98,849	20%	1,058	1,012
	7/6/2027	Columbus, OH	2221 Schrock Rd.	Columbus	OH	--	42,290	20%	342	328
	8/7/2027	Philadelphia, PA	25 Lakeview Dr.	Jessup	PA	--	150,000	20%	1,165	1,118
2030	8/31/2030	Richmond, VA	800 East Canal St.	Richmond	VA	--	224,537	20%	3,500	3,655
	9/30/2030	Richmond, VA	800 East Canal St.	Richmond	VA	--	25,707	20%	385	334
	10/31/2030	Richmond, VA	800 East Canal St.	Richmond	VA	--	4,235	20%	57	57
2031	1/10/2031	Houston, TX	810 Gears Rd.	Houston	TX	--	68,985	20%	600	713
	3/1/2031	Richmond, VA	800 East Canal St.	Richmond	VA	--	26,047	20%	422	371
	9/30/2031	Richmond, VA	800 East Canal St.	Richmond	VA	--	7,105	20%	2	2
2032	4/30/2032	Richmond, VA	800 East Canal St.	Richmond	VA	--	14,330	20%	-	-
		Charlotte, NC	1210 AvidXchange Ln.	Charlotte	NC	--	201,450	20%	3,013	2,757
	9/30/2032	Houston, TX	10001 Richmond Ave.	Houston	TX	--	554,385	20%	2,961	3,053
2035	2/28/2035	Dallas/Ft Worth, TX	6555 Sierra Dr.	Irving	TX	--	247,254	20%	2,481	1,947
	4/30/2035	Parachute, CO	143 Diamond Ave.	Parachute	CO	--	49,024	20%	578	589
2088	8/8/2088	Richmond, VA	800 East Canal St.	Richmond	VA	--	-	20%	178	210
N/A	Vacancy	Houston, TX	810 Gears Rd.	Houston	TX	--	9,910	20%	-	-

LEXINGTON REALTY TRUST
PROPERTY LEASES AND VACANCIES - 6/30/2021

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Base Rent as of 6/30/2021 ($000) (3)	Cash Base Rent as of 6/30/2021 ($000) (3)
NNN OFFICE JV PROPERTIES
N/A	Vacancy	Richmond, VA	800 East Canal St.	Richmond	VA	--	17,277	20%	-	-

NNN OFFICE JV TOTAL/WEIGHTED AVERAGE						99.1% Leased	2,978,153		$26,015	$25,146

OTHER NON-CONSOLIDATED PROPERTIES

2036	8/31/2036	Houston, TX	2203 North Westgreen Blvd.	Katy	TX	--	274,000	25%	3,417	3,417

OTHER NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						100% Leased	274,000		$3,417	$3,417

NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						99.2% Leased	3,252,153		$29,432	$28,563

Footnotes

1	Based on CoStar.com inventory data.
2	Square footage leased or available.
3	Six months ended 6/30/2021 Base Rent and Cash Base Rent.
4	Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet).
5	Property not in Stabilized Portfolio at 6/30/2021.
6	Represents percent leased as of 6/30/2021.
7	Multi-tenant properties are properties less than 50% leased to a single tenant.
8	The multi-tenanted / vacant properties incurred approximately $1.0 million in operating expenses, net for the six months ended 6/30/2021.
9	Base Rent and Cash Base Rent amounts represent/include prior tenant.
10	Primary tenant terminated its lease effective 3/30/2021 for a $10.5 million payment.
11	Lexington has a 71.1% interest in this property.
12	Percent leased is for Stabilized Portfolio at 6/30/2021.
13	Tenant exercised termination option effective January 2022 with a $2.6 million termination payment.
14	Tenant in holdover. Subsequent to 6/30/2021, lease signed for 1,170,218 square feet with a new tenant for a three year term.
15	Subsequent to 6/30/2021, tenant terminated lease effective 8/31/2021 for a $692 thousand termination payment; new lease signed for 143,664 square feet with a new tenant for a ten year term.
16	Subsequent to 6/30/2021, new lease signed for 639,800 square feet with a five year term.
17	Subsequent to 6/30/2021, new lease signed for 68,420 square feet with a five year term.
18	Property held for sale at 6/30/2021 and disposed of subsequent to 6/30/2021.

 LEXINGTON REALTY TRUST
MORTGAGES AND NOTES PAYABLE
6/30/2021

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (b)	Balloon Payment ($000)
INDUSTRIAL (f)
Chester, SC		$4,469	5.380%	08/2025	$1,144	$362
Long Island City, NY		30,896	3.500%	03/2028	4,879	-
Goodyear, AZ		41,877	4.290%	08/2031	2,369	33,399
Warren, MI		25,850	5.380%	11/2032	1,391	22,037
Industrial Subtotal/Wtg. Avg./Years Remaining (c)		$103,092	4.374%	9.1	$9,783	$55,798

OFFICE (f)
Whippany, NJ	(j)	$10,623	6.298%	11/2021	$504	$10,400
Palo Alto, CA		17,021	3.970%	12/2023	7,059	-
Office Subtotal/Wtg. Avg./Years Remaining (c)		$27,644	4.865%	1.6	$7,563	$10,400

Subtotal/Wtg. Avg./Years Remaining (c)		$130,736	4.478%	7.5	$17,346	$66,198

CORPORATE (e)
Revolving Credit Facility	(g)	$125,000	0.996%	02/2023	$1,262	$125,000
Senior Notes		188,756	4.250%	06/2023	8,022	188,756
Senior Notes		198,932	4.400%	06/2024	8,753	198,932
Senior Notes		400,000	2.700%	09/2030	10,800	400,000
Term Loan	(h)	300,000	2.732%	01/2025	8,310	300,000
Trust Preferred Notes	(i)	129,120	1.886%	04/2037	2,469	129,120
Subtotal/Wtg. Avg./Years Remaining (c)		$1,341,808	2.940%	5.9	$39,616	$1,341,808

Total/Wtg. Avg./Years Remaining (c)	(d)	$1,472,544	3.077%	6.0	$56,962	$1,408,006

LEXINGTON REALTY TRUST
MORTGAGES AND NOTES PAYABLE (CONTINUED)
6/30/2021
($000)

	GAAP Balance	Deferred Loan Costs, net	Discounts	Gross Balance
Mortgages and notes payable (f)	$129,012	$1,724	$-	$130,736
Revolving credit facility borrowings (e)	125,000	-	-	125,000
Term loans payable (e)	298,195	1,805	-	300,000
Senior notes payable(e)	779,939	4,514	3,235	787,688
Trust preferred securities (e)	127,545	1,575	-	129,120
Consolidated debt	$1,459,691	$9,618	$3,235	$1,472,544

Footnotes
(a)	Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(c)	Total shown may differ from detailed amounts due to rounding.
(d)	See reconciliations of non-GAAP measures in this document.
(e)	Unsecured.
(f)	Secured.
(g)	Rate ranges from LIBOR plus 0.775% to 1.45%.
(h)	Rate ranges from LIBOR plus 0.85% to 1.65%. LIBOR rate was fixed at 1.732% through January 2025 via interest rate swap agreements.
(i)	Rate is three month LIBOR plus 170 bps.
(j)	Loan satisfied in full subsequent to 6/30/2021.

LEXINGTON REALTY TRUST
DEBT MATURITY SCHEDULE
6/30/2021
($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2021 - remaining	$6,043	$10,400	$-
2022	12,224	-	-
2023	13,267	-	313,756
2024	6,431	-	198,932
2025	6,214	362	300,000
	$44,179	$10,762	$812,688

Debt Maturity Profile (1)

Footnotes

(1)	Percentage denotes weighted-average interest rate.

LEXINGTON REALTY TRUST
DEBT COVENANTS (1)

CORPORATE LEVEL DEBT

	MUST BE:		6/30/2021
Bank Loans:

Maximum Leverage	< 60%		37.0%
Fixed Charge Coverage	> 1.5	x	3.6	x
Recourse Secured Indebtedness Ratio	< 10% cap value		0.0%
Secured Indebtedness Ratio	< 40%		5.7%
Unsecured Debt Service Coverage	> 2.0	x	6.0	x
Unencumbered Leverage	< 60%		34.4%

Bonds:

Debt to Total Assets	< 60%		32.7%
Secured Debt to Total Assets	< 40%		2.9%
Debt Service Coverage	> 1.5	x	5.5	x
Unencumbered Assets to Unsecured Debt	> 150%		312.4%

Footnotes
(1)	The above is a summary of the key financial covenants for Lexington’s credit facility and term loan and senior notes, as of June 30, 2021 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date and applicable. These calculations are presented to show Lexington’s compliance with such covenants only and are not measures of Lexington’s liquidity or performance.

LEXINGTON REALTY TRUST
COMPONENTS OF NET ASSEST VALUE
6/30/2021

($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties six-month net operating income (NOI) (1)
Industrial	$113,670
Office/Other	10,995
Total Net Operating Income	$124,665

Lexington’s share of non-consolidated six-month NOI (1)
NNN OFFICE JV
Office	$4,972
OTHER JV
Other	$773

Other income
Advisory fees	$1,493

Six months ended
NOI for NAV Reconciliation:	6/30/2021

NOI as reported	$132,925
Less NOI:
Disposed of properties	(4,465)
Held for sale assets	(1,380)
Assets acquired in 2021	(1,119)
Assets less than 70% leased / Other	(1,296)
NOI for NAV	$124,665

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets acquired/completed in 2021	$272,673
Wholly-owned assets less than 70% leased	$30,269

Add other assets:
Assets held for sale - consolidated	$20,271
Construction in progress	2,517
Developable land	21,280
Development investment at cost incurred	97,902
Cash and cash equivalents	196,383
Restricted cash	729
Accounts receivable	2,160
Other assets	13,587
Total other assets	$354,829

Liabilities:
Corporate level debt (face amount)	$1,341,808
Mortgages and notes payable (face amount)	130,736
Dividends payable	33,465
Liabilities held for sale - consolidated	1,271
Accounts payable, accrued expenses and other liabilities	68,488
Preferred stock, at liquidation value	96,770
Lexington’s share of non-consolidated mortgages (face amount)	81,625
Total deductions	$1,754,163

Common shares & OP units at 6/30/2021	280,427,516

Footnotes

(1)	NOI for the existing property portfolio at June 30, 2021, excludes NOI related to assets undervalued by a capitalized NOI method and assets held for sale. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70%, assets placed into service and assets acquired in 2021. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, Lexington’s net book value has been used.

LEXINGTON REALTY TRUST

NON-GAAP MEASURES
DEFINITIONS

Lexington has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures.

Lexington believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating Lexington’s financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, impairment charges, debt satisfaction gains (charges), net, non-cash charges, net, straight-line adjustments, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. Lexington’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. Lexington believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. Lexington believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. The following is a reconciliation of rental revenue to Base Rent.

Six months ended
6/30/2021 ($000)

Rental revenue as reported	$172,217

Base Rent from sold properties	(4,312)
Lease termination income	(11,827)
Ancillary revenue	388
Reimbursements	(19,440)

Base Rent per supplement	$137,026

LEXINGTON REALTY TRUST

NON-GAAP MEASURES
DEFINITIONS

Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements and lease termination income and includes ancillary income. Lexington believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs. The following is a reconciliation of Base Rent to Cash Base Rent.

Six months ended 6/30/2021 ($000)

Base Rent per supplement	$137,026

Straight-line adjustments	(5,233)
Lease incentive	341
Amortization of above/below market leases	(897)

Cash Base Rent per supplement	$131,237

Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash interest, net, (6) non-cash charges, net, (7) cash paid for second generation tenant improvements, and (8) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

First Generation Costs: Represents cash spend for tenant improvements, leasing costs and base building work for in-service development projects and expenditures contemplated at acquisition for recently acquired properties. Because all companies do not calculate First Generation Costs the same way, Lexington’s presentation may not be comparable to similarly titled measures of other companies.

Funds from Operations (“FFO”) and Adjusted Company FFO: Lexington believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

LEXINGTON REALTY TRUST

NON-GAAP MEASURES
DEFINITIONS

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders -diluted on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted at the beginning of the period. Lexington also presents Adjusted Company FFO available to all equityholders and unitholders -diluted which adjusts FFO available to all equityholders and unitholders -diluted for certain items which we believe are not indicative of the operating results of Lexington’s real estate portfolio. Lexington believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of Lexington’s operating performance or as an alternative to cash flow as a measure of liquidity.

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington’s historical or future financial performance, financial position or cash flows. Lexington defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, Lexington’s NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. Lexington believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned and included in our portfolio for two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, Lexington’s Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of Lexington’s operating performance. However, Same-Store NOI should not be viewed as an alternative measure of Lexington ’s financial performance since it does not reflect the operations of Lexington’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of Lexington’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact Lexington’s results from operations. Lexington believes that net income is the most directly comparable GAAP measure to Same-Store NOI.

Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation.

LEXINGTON REALTY TRUST

SELECT CREDIT METRICS DEFINITIONS

($000)

Adjusted Company FFO Payout:	Six months ended June 30, 2021		(Debt + Preferred) / Gross Assets:	Six months ended June 30, 2021
Common share dividends per share	$0.2150		Consolidated debt	$1,459,691
Adjusted Company FFO per diluted share	0.41		Preferred shares liquidation preference	96,770
Adjusted Company FFO payout ratio	52.4%		Debt and preferred	$1,556,461

Unencumbered Assets:			Total assets	$3,661,253
Real estate, at cost	$4,151,570		Plus depreciation and amortization:
held for sale real estate, at cost	29,450		Real estate	886,900
less encumbered real estate, at cost	(246,308)		Deferred lease costs	11,207
Unencumbered assets	$3,934,712		Held for sale assets	14,498

Unencumbered NOI:			Gross assets	$4,573,858
NOI	$132,925
Disposed of properties NOI	(4,465)		(Debt + Preferred) / Gross Assets	34.0%
Adjusted NOI	128,460
less encumbered adjusted NOI	(11,696)		Debt / Gross Assets:
Unencumbered adjusted NOI	$116,764		Consolidated debt	$1,459,691

Unencumbered NOI %	90.9%		Gross assets	$4,573,858

Net Debt / Adjusted EBITDA:			Debt / Gross assets	31.9%
Adjusted EBITDA	$271,310
			Secured Debt / Gross Assets:
Consolidated debt	$1,459,691		Total Secure Debt	$129,012
less consolidated cash and cash equivalents (1)	(196,843)
Non-consolidated debt, net	78,263		Gross assets	$4,573,858
Net debt	$1,341,111
			Secured Debt / Gross Assets	2.8%
Net debt / Adjusted EBITDA	4.9	x
			Unsecured Debt / Unencumbered NOI:
(Net Debt + Preferred) / Adjusted EBITDA:			Consolidated debt	$1,459,691
Adjusted EBITDA	$271,310		less mortgages and notes payable	(129,012)
			Unsecured Debt	$1,330,679
Net debt	$1,341,111
Preferred shares liquidation preference	96,770		Unencumbered adjusted NOI (Annual)	$228,479
Net debt + preferred	$1,437,881
			Unsecured Debt / Unencumbered NOI	5.8	x
(Net Debt + Preferred) / Adjusted EBITDA	5.3	x

For the 12/31/2020, 12/31/2019 and 12/31/2018 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information.

(1) Includes funds held at 1031 exchange intermediaries.

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 505000	462 South 4th Street, Suite 1600
Louisville, KY 40233	Louisville, KY 40202
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Heather Gentry
Senior Vice President, Investor Relations
Telephone (direct)	(212) 692-7219
E-mail	hgentry@lxp.com

Research Coverage

Bank of America/Merrill Lynch
James Feldman	(646) 855-5808
KeyBanc Capital Markets Inc.
Evercore Partners		Craig Mailman	(917) 368-2316
Sheila K. McGrath	(212) 497-0882
Ladenburg Thalmann & Co., Inc.
J.P. Morgan Chase		John Massocca	(212) 409-2543
Anthony Paolone	(212) 622-6682
Wells Fargo Securities, LLC
Jeffries & Company, Inc.		Todd J. Stender	(562) 637-1371
Jon Peterson	(212) 284-1705

One Penn Plaza, Suite 4015 | New York, NY 10119-4015 | (212) 692-7200 | www.lxp.com